EXHIBIT 10.3

AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED CREDIT AND
SECURITY AGREEMENT

                    THIS AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”) is entered into as of December 11, 2009, by and among:

(1) QUEST DIAGNOSTICS RECEIVABLES INC., a Delaware corporation (together with its successors and permitted assigns, the “Borrower”),

                    (2) QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation (together with its successors, “Quest Diagnostics”), as initial servicer (in such capacity, together with any successor servicer or sub-servicer, the “Servicer”),

                    (3) ATLANTIC ASSET SECURITIZATION LLC, a Delaware limited liability company, as assignee of Variable Funding Capital Company LLC (together with its successors, “Atlantic” and together with VFCC, the “Conduits”), and CALYON NEW YORK BRANCH, in its capacity as a Liquidity Bank to Atlantic and assignee of Wachovia Bank, National Association (together with its successors, “Calyon” and together with Atlantic, the “Atlantic Group”),

                    (4) GOTHAM FUNDING CORPORATION, a Delaware corporation (together with its successors, “Gotham” and together with Atlantic, the “Conduits”), and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, in its capacity as a Liquidity Bank to Gotham (together with its successors, “BTMU” and, together with Gotham, the “Gotham Group”),

                    (5) CALYON NEW YORK BRANCH, in its capacity as agent for the Atlantic Group (together with its successors in such capacity, the “Atlantic Agent” or a “Co-Agent”), and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, in its capacity as agent for the Gotham Group (together with its successors in such capacity, the “Gotham Agent” or a “Co-Agent”), and

                    (6) THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as administrative agent for the Atlantic Group, the Gotham Group and the Co-Agents (in such capacity, together with any successors thereto in such capacity, the “Administrative Agent” and together with each of the Co-Agents, the “Agents”), with respect to that certain Fourth Amended and Restated Credit and Security Agreement dated as of June 11, 2008, by and among the parties hereto (as heretofore amended, the “Existing Agreement” which, as amended hereby, is hereinafter referred to as the “Agreement”).

                    Unless otherwise indicated, capitalized terms used in this Amendment are used with the meanings attributed thereto in the Existing Agreement.

W I T N E S S E T H :

                    WHEREAS, the parties hereto desire to amend the Existing Agreement on the terms and subject to the conditions hereinafter set forth.

                    NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

                    1. Amendments to Existing Agreement.

1.1. The definitions in Annex A to the Existing Agreement of the terms set forth below are hereby amended and restated in their entirety to read as follows:

“Recovery Rate” means at any time 60%.

          “Scheduled Termination Date” means as to each Liquidity Bank, the earlier to occur of December 10, 2010 and the date on which its Liquidity Commitment(s) terminate(s) in accordance with the Liquidity Agreement to which it is a party.

                    1.2. BTMU’s Commitment is $275,000,000, and Calyon’s Commitment is hereby increased to $250,000,000.

                    1.3. Schedule 6.1(o) to the Existing Agreement are hereby amended to add the accounts set forth on Annex 1 hereto.

                    2. Representations.

                    2.1. Each of the Loan Parties represents and warrants to the Lenders and the Agents that it has duly authorized, executed and delivered this Amendment and that the Agreement constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).

                    2.2. Each of the Loan Parties further represents and warrants to the Lenders and the Agents that each of its representations and warranties set forth in Section 6.1 of the Agreement is true and correct as of the date hereof and that no Event of Default or Unmatured Default exists as of the date hereof and is continuing.

                    3. Conditions Precedent. This Amendment shall become effective as of the date first above written upon satisfaction of the following conditions precedent:

(a) receipt by the Administrative Agent of counterparts of this Amendment, duly executed by each of the parties hereto,

(b) receipt by the Administrative Agent of an amendment to the Springing Blocked Account Agreement dated as of June 11, 2008 by and among the

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Borrower, PNC Bank, National Association, Quest Diagnostics, Quest Diagnostics Clinical Laboratories, Inc. and the Administrative Agent, duly executed by the parties thereto, adding the new accounts listed on Schedule 6.1(o) to such agreement,

(c) receipt by the Administrative Agent of resolutions of the Borrower authorizing its execution and delivery of this Amendment and the increase in the Aggregate Commitment to $525,000,000,

          (d) receipt by each of the Atlantic Agent and the Gotham Agent of an amended and restated version of its Group’s Fee Letter, duly executed by the parties thereto, together with payment the upfront fee specified in such Fee Letter,

          (e) receipt by the Atlantic Agent of an amendment to the Atlantic Liquidity Agreement, increasing the aggregate commitments thereunder to $255,000,000, duly executed by the parties to the Atlantic Liquidity Agreement.

                    4. Miscellaneous.

                    4.1. Except as expressly amended hereby, the Existing Agreement shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Agreement and each of the other Transaction Documents to which it is a party.

                    4.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

                    4.3. EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT:

                    4.3.1. IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK COUNTY, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENT, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING IN SUCH COURTS.

                    4.3.2. TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE AGREEMENT.

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                    4.4. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

<Signature pages follow>

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                    IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

QUEST DIAGNOSTICS RECEIVABLES INC.

By:	/s/ Robert F. O’Keef

Name: Robert F. O’Keef
Title: Vice President & Treasurer

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ Robert F. O’Keef

Name: Robert F. O’Keef
Title: Vice President & Treasurer

[Signature Page to Amendment No. 2 to Fourth Amended and Restated Credit and Security Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, INDIVIDUALLY

By:	/s/

Name: Authorized Signatory
Title: Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, AS GOTHAM AGENT

By:	/s/

Name: Authorized Signatory
Title: Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

By:	/s/

Name: Authorized Signatory
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Fourth Amended and Restated Credit and Security Agreement]

GOTHAM FUNDING CORPORATION

By:	/s/

Name: Authorized Signatory
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Fourth Amended and Restated Credit and Security Agreement]

CALYON NEW YORK BRANCH, INDIVIDUALLY

By:	/s/

Name: Authorized Signatory
Title: Authorized Signatory

By:	/s/

Name: Authorized Signatory
Title: Authorized Signatory

CALYON NEW YORK BRANCH, AS ATLANTIC AGENT

By:	/s/

Name: Authorized Signatory
Title: Authorized Signatory

By:	/s/

Name: Authorized Signatory
Title: Authorized Signatory

ATLANTIC ASSET SECURITIZATION LLC

By:	CALYON NEW YORK BRANCH
AS ATTORNEY-IN-FACT

By:	/s/

Name: Authorized Signatory
Title: Authorized Signatory

By:	/s/

Name: Authorized Signatory
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Fourth Amended and Restated Credit and Security Agreement]